SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

____________________

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 15, 2012

Bioflamex Corporation

(Exact name of registrant as specified in its charter)

Nevada	000-53712	Pending
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Christiansvej 28, 2920 Charlottenlund, Denmark	__________
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: 646-233-1310

___________________________________________________ (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
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SECTION 5 – Corporate Governance and Management

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers; Compensatory Arrangements of certain Officers.

Effective October 15, 2010, Kenneth Bland resigned from all positions as an officer of our company and as a member of our board of directors. There was no known disagreement with Mr. Bland on any matter relating to our operations, policies or practices.

On October 15, 2012, Kristian Schiorring was appointed to act as our President, Chief Executive Officer, Chief Financial Officer, Secretary, Treasurer and Director. Also on October 15, 2012, Henrik Dahlerup was appointed to act as our Chief Operating Officer and Director.

Kristian Schiorring is an experienced entrepreneur and businessman. During the 1980s he launched a number of successful food and entertainment businesses throughout Northern Europe. Later, he established and ran three separate commercial businesses: Printex ApS, DataNordic A/S and Telecom Accessories Consult A/S, all within the Office and Mobile Supplies industry. During this span he has become a seasoned manager and has developed a strong ability to establish networks, acquire distribution and sales rights of commercial products, and implement production systems. Kristian´s main areas of strength are partnerships, product development, import and production logistics, and administration/back office management.

Henrik Dahlerup has an extensive background in communication and strategic marketing and consulting through his employment as a senior management member at the most prominent international communications corporations: Young & Rubicam (1991-1997), McCann (1997-1999) Rapp Collins (1998-2002) and DDB (2002-2005). His experience in this field counts for 16 years of management and servicing of prime local and international corporations. Mr. Dahlerup completed O&A levels at the International School of ECOS in Marbella Spain in 1981, 1 year of business school at Niels Brock Business School from 1984-1985, and 2 years of a bachelor degree in marketing from Copenhagen Business School from 1987-1989. Since his formal education, Mr. Dahlerup has completed several complementary educational programs related to business and leadership that were financed by prior employers.

There are no family relationships between Messrs. Schiorring and Dahlerup and any of our directors or executive officers.

Other than as previously reported, Messrs. Schiorring and Dahlerup have not had any material direct or indirect interest in any of our transactions or proposed transactions over the last two years.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Bioflamex Corporation.

By: / s/ Kristian Schiørring

Kristian Schiørring

President

Date: October 16, 2012

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